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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 6, 1999
                                                           -----------



                                THE GEON COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)



   Delaware                     1-11804                            34-1730488
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(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)


                    One Geon Center, Avon Lake, Ohio       44012
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             (Address of principal executive offices)        (Zip Code)


     Registrant's telephone number, including area code     440-930-1001
                                                        ----------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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The Geon Company announced that Thomas A. Waltermire has been appointed chief executive officer, effective immediately. Waltermire, who has served as president and chief operating officer, succeeds William F. Patient, who previously announced his retirement and said he would step down as CEO at Geon's annual meeting of stockholders.

Item 7(c).  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of May 6, 1999 announcing Thomas A. Waltermire's appointment to chief executive officer of The Geon Company.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE GEON COMPANY




                                                   By \s\ Gregory L. Rutman
                                                     ---------------------------
                                                   Secretary



Dated May 7, 1999